Exhibit 10.1

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. P00009		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable) ASPR-21-02282
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
CODE 1385150		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐         The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers              ☐ is extended.      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes Fixed-Price Alt V
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516

The purpose of this No-Cost Extension (NCE) modification is to extend the delivery date of contract items No 7 & 8 from 12/31/2021 to 03/31/2022. This modification administratively clarifies the contract’s full performance end date which remains 09/09/2028 as established under the base award.

In addition, this modification revises Part 1 - The Schedule, Article G.1 - The Contracting
Officer is changed from James Harris to Monica Watson.

No other changes apply.

Continued …
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) DENNIS HRUBY, CSO & EVP			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) MONICA WATSON
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis Hruby			/s/ Monica Watson
(Signature of person authorized to sign)		01/27/2022	(Signature of Contracting Officer)	01/27/2022
Previous edition unusable				STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00009			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Discount Terms: 1/30, NET 30P Period of Performance: 01/01/2020 to 09/09/2028
	Change Item 7 to read as follows (amount shown is the obligated amount):
7	First delivery of [***] courses [***] = [***] Obligated Amount: $0.00				0.00
	Accounting Info: 2021.199SN20.26088 Appr. Yr.: 2021 CAN: 199SN20 Object Class: 26088 Funded: $0.00
	Change Item 8 to read as follows (amount shown is the obligated amount):
8	Second delivery of [***] courses [***] = [***] Obligated Amount: $0.00				0.00
	Accounting Info: 2021.199SN11.26088 Appr. Yr.: 2021 CAN: 199SN11 Object Class: 26088 Funded: $0.00
	- SNS project code: ASPR-21-02282; BARDA project codes: ASPR-20-01588 and ASPR-20-02051; PSC: AN13 NAICS: 541714 HHS/BARDA COR is Dr. Annie Xi Lu, xi.lu@hhs.gov, (202) 604-5814.

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110